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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

The supplement dated August 4, 2003 is amended and restated as follows:

DESCRIPTION OF THE CONTRACT
Pay-out Period Provisions

Effective August 18, 2003, fixed period certain only annuity options with a period certain of five through nine (5-9) years will no longer be available.

         Determination of Amount of the First Variable Annuity Payment

         The following text is added after the third sentence of the first paragraph:

         If you choose an annuity option that is not guaranteed in the contract, we will use the appropriate table that we are currently offering.

                                      * * *

NEW INVESTMENT PORTFOLIO

Effective August 4, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."

                        SUPPLEMENT DATED AUGUST 18, 2003

VisionSupp. 08/18/03